                                        THIS PROFILE IS A SUMMARY OF SOME OF THE MORE
                                        IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER
PROFILE                                 BEFORE PURCHASING THE DIRECTOR VARIABLE ANNUITY. THE       LOGO
                                        DIRECTOR IS DESCRIBED IN GREATER DETAIL IN THE
                                        PROSPECTUS ACCOMPANYING THIS PROFILE. PLEASE READ THE
                                        PROSPECTUS CAREFULLY.

THE DIRECTOR VARIABLE ANNUITY
Hartford Life Insurance Company    May 1, 1997

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 1. WHAT IS THE DIRECTOR?

The Director is a variable annuity contract designed to help you save for retirement. The Director lets you accumulate any earnings tax-deferred over a period of time (called the "accumulation phase") after which you may choose to receive scheduled income (called the "annuity phase") or take a lump sum distribution (also available during the accumulation phase). You decide the length of your accumulation phase. The annuity phase begins when you select an annuity option to receive scheduled income. Of course, the more money you accumulate during the accumulation phase will increase the amount of money available for your annuity payments during the annuity phase.

With The Director, you select your own investment options. These investment options participate in equity or fixed-income securities. The Director is "variable," because the value of your Director contract will fluctuate daily to reflect the performance of the underlying investment options. You bear the investment risk of the investment options you choose.

The Director also offers a Fixed Account that locks in a rate of return, guaranteed by Hartford Life Insurance Company, for at least one year from the date of premium receipt.

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 2. HOW CAN I RECEIVE ANNUITY PAYMENTS FROM MY DIRECTOR CONTRACT?

You may choose one of the following annuity options, or receive income in a lump sum or partial withdrawal (see Question 7).

    / /  A life annuity provides scheduled payments for the rest of your life;

    / / A life annuity with 10, 15 or 20 years certain provides payments for the rest of your life. However, if you should die before the end of the certain period, payments continue to your designated beneficiary for the remainder of the period;

    / / An annuity payable during the joint lifetime of you and another designated individual, and thereafter during the remaining lifetime of the survivor;

    / / An amount payable monthly which may be from 5 to 30 years. If you should die before the end of the period you select, the present value of the remaining payments will be paid to your designated beneficiary.

The amount of each annuity payment you receive depends on the type and frequency of the annuity payment you choose. Your payments may be variable, fixed or a combination of both and paid monthly, quarterly, semi-annually or annually.

    / / If you choose a variable payment, the variable investment options you selected during the accumulation phase become the underlying assets of your annuity option. Therefore, your annuity payments will fluctuate to reflect the variable nature of the investment options.

    / / If you choose a fixed payment, the annuity payments will be the same amount , and will not vary.

    / / If you choose a combination, the percent allocated to the variable investment options will fluctuate to reflect the performance of those investment options, and the percent allocated to the fixed option will remain constant.

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 3. HOW CAN I PURCHASE THE DIRECTOR?

You must be age 85 or younger (in most states) to purchase The Director. An initial minimum investment of $1,000 is required. You may make additional investments of at least $500 each ($100 each if you enroll in The Director's automatic investment program, InvestEase) to your Director at any time.

The Director is also available as an IRA, and may be used with other types of qualified retirement plans. Minimum investments may vary.

After purchasing your Director contract, you have 10 days (or longer in some states) to examine your contract. If you are not satisfied, you may cancel it without early surrender penalties, according to the laws of your state.

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 4. WHAT ARE MY INVESTMENT OPTIONS?

The Director offers a diversified selection of investment options designed to accommodate different risk tolerances, investment horizons and financial objectives.

            Funds managed by             Narrative description: The investment options are listed
 LOGO       Wellington Management        in a pyramid. The pyramid is divided into three sectors. The top
            Company, LLP.                sector lists the "Growth" investment options: Small Company Fund,
                                         Capital Appreciation Fund, International Opportunities Fund, and
            Funds managed by Hartford    Stock Fund. The middle sector lists the "Growth & Income" investment
 LOGO       Investment Management        options: Index Fund, Dividend and Growth Fund, International Advisers
            Company.                     Fund, and Advisers Fund. The bottom sector lists the "Income" investment options: Bond Fund, Mortgage Securities Fund, Money Market Fund, and
                                         Fixed Account. To the left of the pyramid, two logos are shown, one for each of the management companies that manage the Funds. The first logo is of the Wellington Management Company, and the second is of the Hartford
                                         Investment Management Company. Within the pyramid, to the left of each investment option listing, the appropriate logo is shown to represent the management company that manages each Fund.

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 5. WHAT ARE THE EXPENSES FOR THE DIRECTOR?

The following chart is designed to help you understand the charges in the Contract.

A.  The first column "Annual Insurance Charges" has two components:

    / / "M&E" represents the 1.25% mortality and expense risk charge per year against all contract values held in a variable investment option.

    / / "Annual Fee" describes the annual contract maintenance fee of $30.00 (which is represented as 0.06% based on an average contract size of $50,200). The annual maintenance fee is waived if the contract value is greater than or equal to $50,000 on the anniversary date.

B. The second column, "Annual Fund Charges", shows the fees charged for the underlying investment options. These fees range from 0.39% to 0.96% of the average daily value of the investment option. Please note, HIMCO will waive its advisory fee for the Small Company Fund until Fund assets reach $20 million. Total Fund charges without the waiver would have been 0.88%.

C. The third column entitled "Total Annual Charges" represents the sum of the charges in the first two columns.

There are no sales charges when you purchase The Director, however a sales charge may apply to early surrenders.

DIRECTOR EXPENSES

                                                                                    If you surrender your Director at the end of
                                          (A)                 (B)        (A)+(B)    the time period listed below, you will incur
                                    Annual Insurance        Annual        Total     the following expenses on a $1,000
                                        Charges              Fund        Annual     investment (assumes 5% annual return).
Investment Option                  M&E      Annual Fee      Charges      Charges           1 Year                 10 Year
INVESTING FOR GROWTH
Small Company                       1.25%        0.06%         0.73%        2.04%            $81                    N/A
Capital Appreciation                1.25%        0.06%         0.65%        1.96%            $80                   $230
International Opportunities         1.25%        0.06%         0.79%        2.10%            $81                   $245
Stock                               1.25%        0.06%         0.46%        1.77%            $78                   $209
INVESTING FOR GROWTH & INCOME
Index                               1.25%        0.06%         0.39%        1.70%            $77                   $202
Dividend & Growth                   1.25%        0.06%         0.73%        2.04%            $81                   $238
International Advisers              1.25%        0.06%         0.96%        2.27%            $83                   $263
Advisers                            1.25%        0.06%         0.63%        1.94%            $80                   $228
INVESTING FOR INCOME
Bond                                1.25%        0.06%         0.52%        1.83%            $79                   $216
Mortgage Securities                 1.25%        0.06%         0.45%        1.76%            $78                   $209
Money Market                        1.25%        0.06%         0.44%        1.75%            $78                   $208

Please see the Section entitled "Charges Under the Contract" of the Prospectus for more information.

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 6. WHAT ABOUT TAXES?

Because The Director variable annuity is a long-term investment product, where all interest, dividends and capital gains compound tax deferred, liquidation of earnings are subject to ordinary income tax, and, if made prior to age 59 1/2 may be subject to a 10% penalty. There is a deduction for premium taxes in some states. You should consult with your tax adviser for specific tax information.

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 7. DO I HAVE ACCESS TO MY MONEY?

Yes. You have access to your money in the following ways:

    / / Automatic Income allows you to receive income from The Director on a monthly, quarterly, semi-annual or annual basis.

    / / Each year you may take an "Annual Withdrawal Amount" without a sales charge. Your Annual Withdrawal Amount is up to 10% of premiums that have been invested in The Director for less than 7 years. Any amount invested for more than 7 years may be withdrawn without a sales charge. Distributions due to death, annuity payments under most options, and full surrenders after age 90 (in most states) are not subject to the charge.

         For IRAs and other qualified plans, the Annual Withdrawal Amount is expanded to accommodate IRS required minimum distributions.

    / / Distributions over and above your Annual Withdrawal Amount are subject to a sales charge. This charge is a percentage of the amount taken. During the first two years, the charge is 6%; in years three and four, 5%; in year five, 4%; in year six, 3%; in year seven, 2%; in year eight and beyond, 0%.

You should consult with a tax adviser before taking a distribution. Liquidation of earnings are subject to ordinary income tax and may be subject to a 10% federal tax penalty if you are under age 59 1/2.

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 8. HOW HAS THE DIRECTOR PERFORMED IN THE PAST?

The following table shows past performance data for The Director's investment options. The figures include the 1.25% annual mortality and expense risk charge, and fund charges. The data does not include the contingent deferred sales charge. If it did, performance figures would be less than those shown. Of course, past performance does not guarantee future results. No partial year performance figures are shown.

THE DIRECTOR'S PAST PERFORMANCE

                               INCEPT.
FUND OPTION                     DATE       1996       1995       1994       1993       1992       1991       1990       1989
INVESTING FOR GROWTH
Small Company                    8/9/96         --         --         --         --         --         --         --         --
Capital Appreciation             4/2/84      19.20      28.63       1.26      19.30      15.55      52.16     (12.02)     22.60
International Opportunities      7/2/90      11.53      12.51      (3.15)     32.07      (5.62)     11.60         --         --
Stock                           8/31/77      22.83      32.43      (3.11)     12.92       8.68      23.07      (5.07)     24.49
INVESTING FOR GROWTH & INCOME
Index                            5/1/87      20.58      34.85      (0.31)      7.76       5.49      27.93      (5.24)     28.73
Dividend & Growth                3/8/94      21.39      34.68         --         --         --         --         --         --
International Advisers           3/1/95      10.41         --         --         --         --         --         --         --
Advisers                        3/31/83      15.14      26.74      (3.94)     10.86       6.96      18.88       0.01      20.24
INVESTING FOR INCOME
Bond                            8/31/77       2.24      17.01      (5.14)      8.86       4.23      15.02       7.06      10.73
Mortgage Securities              1/1/85       3.77      14.73      (2.83)      4.99       3.35      13.31       8.35      11.74
Money Market                    6/30/80       3.86       4.45       2.67       1.66       2.35       4.72       6.76       7.77


FUND OPTION                     1988       1987
INVESTING FOR GROWTH
Small Company                        --         --
Capital Appreciation              24.67      (5.55)
International Opportunities          --         --
Stock                             17.51       4.09
INVESTING FOR GROWTH & INCOM
Index                             14.75         --
Dividend & Growth                    --         --
International Advisers               --         --
Advisers                          12.71       4.66
INVESTING FOR INCOME
Bond                               6.25      (1.26)
Mortgage Securities                7.03       1.36
Money Market                       6.06       5.17

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 9. IS MY BENEFICIARY PROTECTED IF I SHOULD DIE?

The Director has a guaranteed death benefit. It protects your beneficiaries with one of the finest annuity features in the industry. Should you die during the accumulation phase, your beneficiaries will receive one of the following -- whichever is greatest:

    / /  the total amount of your premium payments minus any prior surrenders;

    / /  your then-current contract value; or

    / /  your "MAXIMUM ANNIVERSARY VALUE".

To determine your MAXIMUM ANNIVERSARY VALUE, we record the value of your Director on each contract anniversary until you reach age 81. The highest of these values, adjusted for any additional payments and prior surrenders since each anniversary, becomes your Maximum Anniversary Value.

Once the contract owner or annuitant attains age 81, the Maximum Anniversary Value established at age 80 applies, reduced by prior surrenders and increased by premiums.

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 10. OTHER FEATURES AND INFORMATION?

Since 1810, The Hartford has been a symbol of quality and stability, protecting clients from financial loss and hardship. The Hartford had $108.8 billion in assets and $104.3 billion in liabilities as of December 31, 1996. The Hartford is the 8th largest domestic life insurance group based on assets as of December 31, 1995 and has more than quadrupled its asset base over the past five years.

As previously mentioned, The Director's equity funds are managed by Wellington Management Company, LLP, which traces its origins to 1928. Entrusted with more than $133 billion in client assets as of December 31, 1996, the firm focuses exclusively on money management. This focus enables Wellington Management to direct its extensive resources towards fulfillment of a single goal: the pursuit of superior investment returns for its clients.

With the Director, you also get the convenience of these optional services:

    / / AUTOMATIC INCOME allows you to receive Director withdrawals by check through the mail monthly, quarterly, semi-annually or annually.

    / / The Director's ASSET ALLOCATION PROGRAM allows you to choose from four portfolio models designed to meet your specific investment goals, from moderate growth to maximum accumulation. Diversifying your investments through this program can help lower the overall volatility of your portfolio while enhancing returns over time.

    / / INTEREST AVERAGING automatically sweeps interest earnings from the Money Market Fund or Fixed Account into any other Director investment option.

    / / DOLLAR COST AVERAGING lets you automatically transfer funds from any Director investment option into any other option on a regular basis. While Dollar Cost Averaging does not assure a profit or protect against loss in a declining market, it does provide an easy, disciplined way to build your Director contract.

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 11. INQUIRIES

To obtain more information about The Director, please write or call:

BY REGULAR MAIL:                 BY E-MAIL ON THE INTERNET:
Hartford Life Insurance Company  lifeinfo@thehartford.com
P.O. Box 5085
Hartford, Connecticut            ON THE WORLD WIDE WEB:
06102-5085                       http://www.thehartford.com
1-800-862-6668

                                 THE DIRECTOR
                             SEPARATE ACCOUNT TWO
                        HARTFORD LIFE INSURANCE COMPANY
                                 P.O. BOX 5085
                       HARTFORD, CONNECTICUT 06102-5085
                      TELEPHONE: 1-800-862-6668 (CONTRACT
                                    OWNERS)
   [LOGO]         1-800-862-7155 (INVESTMENT REPRESENTATIVES)

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This Prospectus describes The Director, an individual and group tax deferred variable annuity contract designed for retirement planning purposes ("Contracts").


The Contracts are issued by Hartford Life Insurance Company ("Hartford"). Payments for the Contracts will be held in a series of Hartford Life Insurance Company Sepa-


rate Account Two (the "Separate Account") or in the Fixed Account of Hartford. Allocations to and transfers to and from the Fixed Account are not permitted in certain states.


The following Sub-Accounts are available under the Contracts. Opposite each Sub-Account is the name of the underlying investment for that Sub-Account.


Advisers Fund Sub-Account                     --   shares of Hartford Advisers Fund, Inc. ("Advisers Fund")
Bond Fund Sub-Account                         --   shares of Hartford Bond Fund, Inc. ("Bond Fund")
Capital Appreciation Fund Sub-Account         --   shares of Hartford Capital Appreciation Fund, Inc.
                                                   ("Capital Appreciation Fund")
Dividend and Growth Fund Sub-Account          --   shares of Hartford Dividend and Growth Fund, Inc.
                                                   ("Dividend and Growth Fund")
Index Fund Sub-Account                        --   shares of Hartford Index Fund, Inc. ("Index Fund")
International Advisers Fund Sub-Account       --   shares of Hartford International Advisers Fund, Inc.
                                                   ("International Advisers Fund")
International Opportunities Fund Sub-Account  --   shares of Hartford International Opportunities Fund, Inc.
                                                   ("International Opportunities Fund")
Money Market Fund Sub-Account                 --   shares of HVA Money Market Fund, Inc. ("Money Market
                                                   Fund")
Mortgage Securities Sub-Account               --   shares of Hartford Mortgage Securities Fund, Fund Inc.
                                                   ("Mortgage Securities Fund")
Small Company Fund Sub-Account                --   shares of Hartford Small Company Fund, Inc.
                                                   ("Small Company Fund")
Stock Fund Sub-Account                        --   shares of Hartford Stock Fund, Inc. ("Stock Fund")



This Prospectus sets forth the information concerning the Separate Account and the Fixed Account, where available, that investors should know before investing. This Prospectus should be kept for future reference. Additional information about the Separate Account and the Fixed Account has been filed with the Securities and Exchange Commission and is available without charge upon request. To obtain the Statement of Additional Information send a written request to, or call Hartford Life Insurance Company, Attn: Annuity Marketing Services, P.O. Box 5085, Hartford, CT 06102-5085. The Table of Contents for the Statement of Additional Information may be found on page 27 of this Prospectus. The Statement of Additional Information is incorporated by reference to this Prospectus.


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VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
   ACCURACY OR ADEQUACY   OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PROSPECTUS DATED: MAY 1, 1997


STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 1997

2                                                HARTFORD LIFE INSURANCE COMPANY
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                               TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
 GLOSSARY OF SPECIAL TERMS.............................................    3
 FEE TABLE.............................................................    5
 ACCUMULATION UNIT VALUES..............................................    6
 INTRODUCTION..........................................................    7
 HARTFORD, SEPARATE ACCOUNT TWO, THE FIXED ACCOUNT AND THE FUNDS.......    7
   Hartford Life Insurance Company.....................................    7
   Separate Account Two................................................    8
   The Funds...........................................................    8
   The Fixed Account...................................................   10
   Performance Related Information.....................................   10
 THE CONTRACTS.........................................................   11
   Contracts Offered...................................................   11
   Premium Payments and Initial Allocations............................   11
   Contract Value......................................................   12
   Transfers Between the Sub-Accounts/Fixed Account....................   12
   Charges Under the Contract..........................................   13
   Death Benefits......................................................   15
   Surrender Benefits..................................................   16
   Annuity Benefits....................................................   17
   Other Information...................................................   18
 FEDERAL TAX CONSIDERATIONS............................................   19
    A. General.........................................................   19
    B. Taxation of Hartford and the Separate Account...................   19
    C. Taxation of Annuities--General Provisions Affecting Purchasers
       other than Qualified Retirement Plans...........................   19
    D. Federal Income Tax Withholding..................................   22
    E. General Provisions Affecting Tax-Qualified Retirement Plans.....   22
    F. Annuity Purchases by Nonresident Aliens and Foreign
 Corporations..........................................................   22
 MISCELLANEOUS.........................................................   23
   How Contracts Are Sold..............................................   23
   Legal Matters and Experts...........................................   23
   Additional Information..............................................   23
 APPENDIX I INFORMATION REGARDING TAX QUALIFIED PLANS..................   24
 TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION.............   27

HARTFORD LIFE INSURANCE COMPANY                                                3
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                           GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT: An accounting unit of measure used to calculate values before Annuity payments begin.

ANNUAL WITHDRAWAL AMOUNT: The amount which can be withdrawn in any Contract Year prior to incurring surrender charges.

ANNUITANT: The person or Participant upon whose life the Contract is issued.

ANNUITY: A series of payments for life, or for life with a minimum number of payments or a determinable sum guaranteed, or for a joint lifetime and thereafter during the lifetime of the survivor, or for a designated period.

ANNUITY COMMENCEMENT DATE: The date on which Annuity payments are to commence. Under a group unallocated Contract, the date for each Participant is determined by the Contract Owner in accordance with the terms of the Plan.

ANNUITY UNIT: An accounting unit of measure used to calculate the value of Annuity payments.

BENEFICIARY: The person(s) who receive Contract Values in the event of the Annuitant's or Contract Owner's death under certain conditions. Under a group unallocated Contract, the person named by the Participant within the Plan documents/enrollment forms who is entitled to receive benefits in case of the death of the Participant.

CODE: The Internal Revenue Code of 1986, as amended.

COMMISSION: Securities and Exchange Commission.

CONTINGENT ANNUITANT: The person so designated by the Contract Owner, who upon the Annuitant's death, prior to the Annuity Commencement Date, becomes the Annuitant.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT OWNER(S): The owner(s) of the Contract, trustee or other entity, sometimes herein referred to as "you".

CONTRACT VALUE: The aggregate value of any Sub-Account Accumulation Units held under the Contract plus the value of the Fixed Account.

CONTRACT YEAR: A period of 12 months commencing with the Contract Date or any anniversary thereof.

DEATH BENEFIT: The amount payable upon the death of a Contract Owner, Annuitant or Participant, in the case of group Contracts, before annuity payments have commenced.


FIXED ACCOUNT: Part of the General Account of Hartford to which a Contract Owner may allocate all or a portion of his Premium Payment or Contract Value.


FIXED ANNUITY: An Annuity providing for guaranteed payments which remain fixed in amount throughout the payment period and which do not vary with the investment experience of a separate account.

FUNDS: The Funds described commencing on page 8 of this Prospectus and any additional Funds which may be made available from time to time.


GENERAL ACCOUNT: The General Account of Hartford which consists of all assets of the Hartford other than those allocated to the separate accounts of the Hartford.



HARTFORD: Hartford Life Insurance Company.



HOME OFFICE OF THE COMPANY: Currently located at 200 Hopmeadow Street, Simsbury, CT. All correspondence concerning this Contract should be sent to P.O. Box 5085, Hartford, CT 06102-5085, Attn: Individual Annuity Services.


MAXIMUM ANNIVERSARY VALUE: Value used in determining the Death Benefit. It is based on a series of calculations of Account Values on Contract Anniversaries, premium payments and partial surrenders, as described on page 15.


NON-QUALIFIED CONTRACT: A Contract which is not part of a tax-qualified retirement plan or arrangement which qualifies for special tax treatment under the Code.


PARTICIPANT (FOR GROUP UNALLOCATED CONTRACTS ONLY): Any eligible employee of an Employer/Contract Owner participating in the Plan.


PLAN: A voluntary plan of an employer or other person which qualifies for special tax treatment under the Code.



PREMIUM PAYMENT: The payment made to Hartford pursuant to the terms of the Contract.


PREMIUM TAX: A tax on premiums charged by a state or municipality on Premium Payments or Contract Values.


QUALIFIED CONTRACT: A Contract which is part of a tax-qualified retirement plan or arrangement which qualifies for special tax treatment under the Code, such as an employer-sponsored Section401(k) plan or an Individual Retirement Annuity
(IRA).



SEPARATE ACCOUNT: The Hartford separate account entitled "Hartford Life Insurance Company Separate Account Two".


SUB-ACCOUNT: Accounts established within the Separate Account with respect to a Fund.

TERMINATION VALUE: The Contract Value upon termination of the Contract prior to the Annuity Commencement Date, less any applicable Premium Taxes, the Annual Maintenance Fee and any applicable contingent deferred sales charges.

UNALLOCATED CONTRACTS: Contracts issued to employers, or other entity, as Contract Owner under which no allocation

4                                                HARTFORD LIFE INSURANCE COMPANY
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of Contract Values is made for a specific Participant. The Plans will be responsible for the individual allocations.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

VARIABLE ANNUITY: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets of the Separate Account.

HARTFORD LIFE INSURANCE COMPANY                                                5
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                                   FEE TABLE
                                    SUMMARY

                        Contract Owner Transaction Expenses
                               (All Sub-Accounts)

 Sales Load Imposed on Purchases (as a percentage of premium
    payments)......................................................    None
 Exchange Fee......................................................  $    0
 Deferred Sales Load (as a percentage of amounts withdrawn)
     First Year (1)................................................       6%
     Second Year...................................................       6%
     Third Year....................................................       5%
     Fourth Year...................................................       5%
     Fifth Year....................................................       4%
     Sixth Year....................................................       3%
     Seventh Year..................................................       2%
     Eighth Year...................................................       0%
 Annual Contract Fee (2)...........................................  $   30
 Annual Expenses-Separate Account (as percentage of average account value)
     Mortality and Expense Risk....................................   1.250%


                         Annual Fund Operating Expenses
                        (as a percentage of net assets)



                                                                        TOTAL FUND
                                                  MANAGEMENT   OTHER    OPERATING
                                                     FEES     EXPENSES   EXPENSES
                                                  ----------  --------  ----------
 Hartford Bond Fund..............................   0.490%     0.030%     0.520%
 Hartford Stock Fund.............................   0.441%     0.016%     0.457%
 HVA Money Market Fund...........................   0.423%     0.021%     0.444%
 Hartford Advisers Fund..........................   0.615%     0.017%     0.632%
 Hartford Capital Appreciation Fund..............   0.629%     0.017%     0.646%
 Hartford Mortgage Securities Fund...............   0.424%     0.029%     0.453%
 Hartford Index Fund.............................   0.374%     0.019%     0.393%
 Hartford International Opportunities Fund.......   0.691%     0.095%     0.786%
 Hartford Dividend & Growth Fund.................   0.709%     0.017%     0.726%
 Hartford International Advisers Fund............   0.746%     0.214%     0.960%
 Hartford Small Company Fund (3).................   0.577%     0.150%     0.727%


------------------------------

(1) Length of time from premium payment.

(2) The Annual Contract Fee is a single $30 charge on a Contract. It is deducted proportionally from the investment options in use at the time of the charge. Pursuant to requirements of the 1940 Act, the policy fees has been reflected in the Examples by a method intended to show the "average" impact of the policy fee on an investment in the Separate Account. The Policy Fee is deducted only when the accumulated value is less than $50,000. In the Example, the Annual Contract Fee is approximated as a 0.06% annual asset charge based on the experience of the Contracts.


(3) In 1996 management fees were waived for the Hartford Small Company Fund. In the absence of this waiver, the 1996 total expense ratio would have been .880% (annualized).


EXAMPLE


                               If you surrender your Contract    If you annuitize your Contract    If you do not surrender your
                               at the end of the applicable      at the end of the applicable      Contract, you would pay the
                               time period you would pay the     time period you would pay the     following expenses on a $1,000
                               following expenses on a $1,000    following expenses on a $1,000    investment, assuming a 5%
                               investment, assuming a 5%         investment, assuming a 5%         annual return on assets:
                               annual return on assets:          annual return on assets:

 SUB-ACCOUNT                   1 YEAR 3 YEARS 5 YEARS 10 YEARS   1 YEAR 3 YEARS 5 YEARS 10 YEARS   1 YEAR 3 YEARS 5 YEARS 10 YEARS
                               ------ ------- ------- --------   ------ ------- ------- --------   ------ ------- ------- --------
 Hartford Bond Fund...........  $ 79   $ 108   $ 140    $ 216     $ 18   $  57   $  99    $ 215     $ 19   $  58   $ 100    $ 216
 Hartford Stock Fund..........    78     106     137      209       17      55      96      209       18      56      97      209
 HVA Money Market Fund........    78     106     136      208       17      55      95      207       18      56      96      208
 Hartford Advisers Fund.......    80     112     146      228       19      61     105      227       20      62     106      228
 Hartford Capital Appreciation
   Fund.......................    80     112     146      230       19      61     106      229       20      62     106      230
 Hartford Mortgage Securities
   Fund.......................    78     106     136      209       17      55      96      208       18      56      96      209
 Hartford Index Fund..........    77     104     133      202       17      53      92      202       17      54      93      202
 Hartford International
   Opportunities Fund.........    81     116     154      245       21      66     113      244      21]      66     114      245
 Hartford Dividend & Growth
   Fund.......................    81     114     151      238       20      64     110      237       21      64     111      238
 Hartford International
   Advisers Fund..............    83     122     163      263       23      71     122      262       23      72     123      263
 Hartford Small Company
   Fund.......................    81     114     N/A      N/A       20      64     N/A      N/A       21      64     N/A      N/A



    The purpose of this table is to assist the Contract Owner in understanding various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of the Separate Account and underlying Funds. Premium taxes may also be applicable.



    This EXAMPLE should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

6                                                HARTFORD LIFE INSURANCE COMPANY
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                            ACCUMULATION UNIT VALUES
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)


    The following information, insofar as it relates to the preiod ending December 31, 1996, has been examined by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional Information, which is incorporated by reference to this Prospectus.


                                                                                  YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------------------------------
                                                             1996     1995        1994        1993     1992     1991     1990
                                                            -------  -------     -------     -------  -------  -------  -------
BOND FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............   $1.880   $1.607      $1.694      $1.556   $1.493   $1.298   $1.212
Accumulation unit value at end of period..................   $1.922   $1.880      $1.607      $1.694   $1.556   $1.493   $1.298
Number accumulation units outstanding at end of period (in
 thousands)...............................................   96,857   99,377      85,397      79,080   41,204   25,267   14,753
STOCK FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............   $2.887   $2.180      $2.250      $1.993   $1.834   $1.490   $1.569
Accumulation unit value at end of period..................   $3.546   $2.887      $2.180      $2.250   $1.993   $1.834   $1.490
Number accumulation units outstanding at end of period (in
 thousands)...............................................  333,176  285,640     248,563     203,873  121,100   72,780   31,149
MONEY MARKET FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............   $1.528   $1.462      $1.424      $1.401   $1.369   $1.307   $1.225
Accumulation unit value at end of period..................   $1.587   $1.528      $1.462      $1.424   $1.401   $1.369   $1.307
Number accumulation units outstanding at end of period (in
 thousands)...............................................  151,978  102,635     138,396     102,328   78,664   60,774   67,059
ADVISERS FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............   $2.523   $1.991      $2.072      $1.870   $1.748   $1.470   $1.470
Accumulation unit value at end of period..................   $2.905   $2.523      $1.991      $2.072   $1.870   $1.748   $1.470
Number accumulation units outstanding at end of period (in
 thousands)...............................................  953,998  888,803     858,014     688,865  295,387  166,408  101,758
CAPITAL APPRECIATION FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............   $3.364   $2.615      $2.583      $2.165   $1.874   $1.231   $1.400
Accumulation unit value at end of period..................   $4.010   $3.364      $2.615      $2.583   $2.165   $1.874   $1.231
Number accumulation units outstanding at end of period (in
 thousands)...............................................  330,580  292,671     220,936     160,934   75,653   39,031   10,501
MORTGAGE SECURITIES FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............   $1.878   $1.637      $1.685      $1.604   $1.552   $1.370   $1.264
Accumulation unit value at end of period..................   $1.949   $1.878      $1.637      $1.685   $1.604   $1.552   $1.370
Number accumulation units outstanding at end of period (in
 thousands)...............................................   89,098  101,881     112,417     138,666   98,494   46,464   18,632
INDEX FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............   $2.359   $1.750      $1.755      $1.629   $1.544   $1.207   $1.274
Accumulation unit value at end of period..................   $2.845   $2.359      $1.750      $1.755   $1.629   $1.544   $1.207
Number accumulation units outstanding at end of period (in
 thousands)...............................................   87,611   65,954      50,799      46,504   29,723   15,975   10,015
INTERNATIONAL OPPORTUNITIES FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............   $1.329   $1.181      $1.220      $0.924   $0.979   $0.877   $1.000(c)
Accumulation unit value at end of period..................   $1.482   $1.329      $1.181      $1.220   $0.924   $0.979   $0.877
Number accumulation units outstanding at end of period (in
 thousands)...............................................  266,962  238,086     246,259     132,795   32,597   13,109    2,892
DIVIDEND & GROWTH FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............   $1.359   $1.009      $1.000(d)
Accumulation unit value at end of period..................   $1.650   $1.359      $1.009
Number accumulation units outstanding at end of period (in
 thousands)...............................................  190,958   83,506      29,146
INTERNATIONAL ADVISERS FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............   $1.146   $1.000(e)
Accumulation unit value at end of period..................   $1.266   $1.146
Number accumulation units outstanding at end of period (in
 thousands)...............................................   23,174    6,577
SMALL COMPANY FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............   $1.000(f)
Accumulation unit value at end of period..................   $1.066
Number accumulation units outstanding at end of period (in
 thousands)...............................................   12,563

                                                                1989     1988     1987        1986
                                                               -------  -------  -------     -------
BOND FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............      $1.095   $1.031   $1.044      $1.000(a)
Accumulation unit value at end of period..................      $1.212   $1.095   $1.031      $1.044
Number accumulation units outstanding at end of period (in
 thousands)...............................................       9,267    5,786    3,576         802
STOCK FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............      $1.261   $1.073   $1.031      $1.000(a)
Accumulation unit value at end of period..................      $1.569   $1.261   $1.073      $1.031
Number accumulation units outstanding at end of period (in
 thousands)...............................................      30,096    9.158    9,229       1,250
MONEY MARKET FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............      $1.136   $1.071   $1.019      $1.000(a)
Accumulation unit value at end of period..................      $1.225   $1.136   $1.071      $1.019
Number accumulation units outstanding at end of period (in
 thousands)...............................................      28,291   29,043   11,633         243
ADVISERS FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............      $1.223   $1.085   $1.036      $1.000(a)
Accumulation unit value at end of period..................      $1.470   $1.223   $1.085      $1.036
Number accumulation units outstanding at end of period (in
 thousands)...............................................      79,738   56.584   56,332       9,405
CAPITAL APPRECIATION FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............      $1.142   $0.916   $0.969      $1.000(a)
Accumulation unit value at end of period..................      $1.400   $1.142   $0.916      $0.969
Number accumulation units outstanding at end of period (in
 thousands)...............................................       8,041    3,606    2,989         431
MORTGAGE SECURITIES FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............      $1.132   $1.057   $1.043      $1.000(a)
Accumulation unit value at end of period..................      $1.264   $1.132   $1.057      $1.043
Number accumulation units outstanding at end of period (in
 thousands)...............................................      12,248   11,061    9,397       3,773
INDEX FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............      $0.989   $0.862   $1.000(b)       --
Accumulation unit value at end of period..................      $1.274   $0.989   $0.862          --
Number accumulation units outstanding at end of period (in
 thousands)...............................................       6,306    2,868    1,758          --
INTERNATIONAL OPPORTUNITIES FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............          --       --       --          --
Accumulation unit value at end of period..................          --       --       --          --
Number accumulation units outstanding at end of period (in
 thousands)...............................................          --       --       --          --
DIVIDEND & GROWTH FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............
Accumulation unit value at end of period..................
Number accumulation units outstanding at end of period (in
 thousands)...............................................
INTERNATIONAL ADVISERS FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............
Accumulation unit value at end of period..................
Number accumulation units outstanding at end of period (in
 thousands)...............................................
SMALL COMPANY FUND SUB-ACCOUNT
Accumulation unit value at beginning of period............
Accumulation unit value at end of period..................
Number accumulation units outstanding at end of period (in
 thousands)...............................................


(a) Inception date August 1, 1986.

(b) Inception date May 1, 1987.

(c) Inception date July 2, 1990.

(d) Inception date March 8, 1994.

(e) Inception date March 1, 1995.


(f) Inception date August 9, 1996.

Accumulation Unit Values (For an accumulation unit outstanding throughout the period) The following information has been examined by Arthur Andersen LLP, independent public accountants, whose report thereon is included in the Statement of Additional information, which is incorporated by reference to this Prospectus. Year Ended December 31, 1996 1995 1994 1993 1992 1991 1990 1989 1988
1987 1986 Bond Fund Sub-Account Accumulation unit value at beginning of period $1.880 $1.607 $1.694 $1.556 $1.493 $1.298 $1.212 $1.095 $1.031 $1.044 $1.000 (a)
Accumulation unit value at end of period $1.922 $1.880 $1.607 $1.694 $1.556 $1.493 $1.298 $1.212 $1.095 $1.031 $1.044 Number accumulation units outstanding at end of period (in thousands) 96,857 99,377 85,397 79,080 41,204 25,267 14,753
9,267 5,786 3,576 802 Stock Fund Sub-Account Accumulation unit value at beginning of period $2.887 $2.180 $2.250 $1.993 $1.834 $1.490 $1.569 $1.261
$1.073 $1.031 $1.000 (a) Accumulation unit value at end of period $3.546 $2.887 $2.180 $2.250 $1.993 $1.834 $1.490 $1.569 $1.261 $1.073 $1.031 Number
accumulation units outstanding at end of period (in thousands) 333,176 285,640 248,563 203,873 121,100 72,780 31,149 30,096 9.158 9,229 1,250 Money Market Fund
Sub-Account Accumulation unit value at beginning of period $1.528 $1.462 $1.424 $1.401 $1.369 $1.307 $1.225 $1.136 $1.071 $1.019 $1.000 (a) Accumulation unit value at end of period $1.587 $1.528 $1.462 $1.424 $1.401 $1.369 $1.307 $1.225
$1.136 $1.071 $1.019 Number accumulation units outstanding at end of period (in thousands) 151,978 102,635 138,396 102,328 78,664 60,774 67,059 28,291 29,043
11,633 243 Advisers Fund Sub-Account Accumulation unit value at beginning of period $2.523 $1.991 $2.072 $1.870 $1.748 $1.470 $1.470 $1.223 $1.085 $1.036
$1.000 (a) Accumulation unit value at end of period $2.905 $2.523 $1.991 $2.072 $1.870 $1.748 $1.470 $1.470 $1.223 $1.085 $1.036 Number accumulation units outstanding at end of period (in thousands) 953,998 888,803 858,014 688,865 295,387 166,408 101,758 79,738 56.584 56,332 9,405 U.S. Government Money Market
Fund Sub-Account Accumulation unit value at beginning of period $1.468 $1.409 $1.376 $1.357 $1.331 $1.276 $1.202 $1.122 $1.062 $1.018 $1.000 (a) Accumulation
unit value at end of period $1.521 $1.468 $1.409 $1.376 $1.357 $1.331 $1.276
$1.202 $1.122 $1.062 $1.018 Number accumulation units outstanding at end of period (in thousands) 46 48 48 52 161 213 243 297 281 187 10Capital ^
Appreciation Fund Sub-Account Accumulation unit value at beginning of period $3.364 $2.615 $2.583 $2.165 $1.874 $1.231 $1.400 $1.142 $0.916$ $0.969 $1.000
(a) Accumulation unit value at end of period $4.010 $3.364 $2.615 $2.583 $2.165 $1.874 $1.231 $1.400 $1.142 $0.916 $0.969 Number accumulation units outstanding at end of period (in thousands) 330,580 292,671 220,936 160,934 75,653 39,031
10,501 8,041 3,606 2,989 431 Mortgage Securities Fund Sub-Account Accumulation unit value at beginning of period $1.878 $1.637 $1.685 $1.604 $1.552 $1.370
$1.264 $1.132 $1.057 $1.043 $1.000 (a) Accumulation unit value at end of period $1.949 $1.878 $1.637 $1.685 $1.604 $1.552 $1.370 $1.264 $1.132 $1.057 $1.043
Number accumulation units outstanding at end of period (in thousands) 89,098 101,881 112,417 138,666 98,494 46,464 18,632 12,248 11,061 9,397 3,773 Index
Fund Sub-Account Accumulation unit value at beginning of period $2.359 $1.750 $1.755 $1.629 $1.544 $1.207 $1.274 $0.989 $0.862 $1.000 (b) -^ Accumulation unit value at end of period $2.845 $2.359 $1.750 $1.755 $1.629 $1.544 $1.207 $1.274
$0.989 $0.862 -Number accumulation units outstanding at end of (in thousands) 87,611 65,954 50,799 46,504 29,723 15,975 10,015 6,306 2,868 1,758
-International Opportunities Fund Sub-Account Accumulation unit value at end of period $1.329 $1.181 $1.220 $0.924 $0.979 $0.877 $1.000(c) - - - -Accumulation
unit value at end of period $1,482 $1.329 $1.181 $1.220 $0.924 $0.979 $0.877 - -
--Number accumulation units outstanding at end of period (in thousands) 266,962 238,086 246,259 132,795 32,597 13,109 2,892 - - - -Dividend & Growth Fund
Sub-Account Accumulation unit value at beginning of period $1.359 $1.009 $1.000
(d) Accumulation unit value at end of period $1.650 $1.359 $1.009 Number accumulation units outstanding at end of period (in thousands) 190,958 83,506 29,146 International Advisers Fund Sub-Account Accumulation unit value at beginning of period $1.146 $1,000 (e) Accumulation unit value at end of period $1.266 $1.146 Number accumulation units outstanding at end of period (in thousands) ^ 23,174 6,577 Small Company Fund Sub-Account Accumulation unit value at beginning of period $0.000 $0.000 Accumulation unit value at end of period $1.066 $0.000 Number accumulation units outstanding at end of period (in thousands) 12,563 0 (a) Inception date August 1, 1986. (b) Inception date May 1, 1987. (c) Inception date July 2, 1990. (d) Inception date March 8, 1994. (e) Inception date March 1, 1995. (f) Inception date August 9, 1996.

HARTFORD LIFE INSURANCE COMPANY                                                7
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-------------------------------------------
                                  INTRODUCTION


    This Prospectus has been designed to provide you with the necessary information to make a decision on purchasing an individual or group tax deferred Variable Annuity Contract offered by Hartford Life Insurance Company ("Hartford ") in the Fixed Account and/or a series of Separate Account Two. (See "Hartford Life Insurance Company," page 8; "The Contracts," page 11; and "The Separate Account Two," page 8.) Please read the Glossary of Special Terms on pages 3 and 4 prior to reading this Prospectus to familiarize yourself with the terms being used.



    The Contracts are available for purchase by individuals and groups on both a non-qualified and qualified basis. The maximum issue age for the Contract is 85 years old. (See "The Contracts," page 11.) Generally, the minimum initial Premium Payment is $1,000. Thereafter, the minimum payment is $500. There is no deduction for sales expenses from Premium Payments when made. A deduction will be made for state Premium Taxes for Contracts sold in certain states. (See "Charges Under the Contract," page 13.)



    Generally, the Contracts are purchased by completing and submitting an application or an order to purchase, along with the initial Premium Payment, to Hartford for its approval. Generally, a Contract Owner may exercise his right to cancel the Contract within ten days of delivery of the Contract by returning the Contract to Hartford at its Home Office. If the Contract Owner exercises his right to cancel, Hartford will return either the Contract Value or the original Premium Payments to the Contract Owner. The duration of the right to cancel period and Hartford's obligation to either return the Contract Value of the original Premium Payment will depend on state law.



    The investment options for the Contracts are the Hartford Advisers Fund, Inc., Hartford Bond Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford Index Fund, Inc., Hartford International Advisers Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Small Company Fund, Inc., Hartford Stock Fund, Inc., HVA Money Market Fund, Inc., and such other funds as shall be offered from time to time (the "Funds"), and the Fixed Account. (See "The Funds," page 8, and "The Fixed Account," page 10.) With certain limitations, Contract Owners may allocate their Premium Payments and Contract Values to one or a combination of these investment options and transfer among the investment options. (See "Transfers Between Sub-Accounts/ Fixed Account," page 12.)



    An Annual Maintenance Fee in the amount of $30.00 is deducted from Contract Values each Contract Year (not applicable to Contracts with Account Values of $50,000 or more or under other circumstances at the sole discretion of Hartford) and there is a 1.25% per annum mortality and expense risk charge applied against all Contract Values held in the Separate Account. (See "Charges Under the Contract," page 13). Finally, the Funds are subject to certain fees, charges and expenses (see the Funds' prospectus attached hereto).



    The Contracts may be surrendered, or portions of the value of the Contracts may be withdrawn, at any time prior to the Annuity Commencement Date. (See "Surrender Benefits," page 16.) However, a contingent deferred sales charge may be assessed against Contract Values when they are surrendered. Contingent deferred sales charges will not be assessed in certain instances, including withdrawals up to the annual withdrawal amount and the payment of Death Benefits. (See "Charges Under the Contract," page 13.)



    The Contract provides for a minimum Death Benefit in the event of the death of the Annuitant or Contract Owner before Annuity payments have commenced (see "Death Benefits," page 15). Various annuity options are available under the Contract for election by the Contract Owner on either a fixed or variable basis. In the absence of an annuity option election, the Contract Value (less applicable Premium Taxes) will be applied on the Annuity Commencement Date to provide a life annuity with 120 monthly payments certain (see "Annuity Benefits," page 17).



    The Contract may be sold directly to certain individuals under certain circumstances that do not involve payment of any sales compensation to a registered representative. In such case, Hartford will credit the Contract with an additional 5.0% of the Premium Payment. This additional percentage of Premium Payment in no way affects present or future charges, rights, benefits or current values of other Contract Owners. The following class of individuals are eligible for this feature: (1) current or retired officers, directors, trustees and employees (and their families) of the ultimate parent and affiliates of Hartford; and (2) employees and registered representatives (and their families) of registered broker-dealers (or financial institutions affiliated therewith) that have a sales agreement with Hartford and its principal underwriter to sell the Contracts.


---------------------------------------------------
                           HARTFORD, SEPARATE ACCOUNT
                            TWO, THE FIXED ACCOUNT,
                                 AND THE FUNDS

--------------------------------
                        HARTFORD LIFE INSURANCE COMPANY


    Hartford Life Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing health and life insurance, both individual and

8                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


group, in all states of the United States and the District of Columbia. Hartford was originally incorporated under the laws of Massachusetts on June 5, 1902, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is ultimately owned by ITT Hartford Group, Inc., a Delaware corporation. Subject to shareholder approval on May 2, 1997, the name of ITT Hartford Group, Inc. will change to The Hartford Financial Services Group, Inc.



    Hartford is rated A+ (superior) by A.M. Best and Company, Inc., on the basis of its financial soundness and operating performance. Hartford is rated AA by Standard & Poor's and AA+ by Duff and Phelps, on the basis of its claims paying ability. These ratings do not apply to the investment performance of the Sub-Accounts of the Separate Account. The ratings apply to Hartford's ability to meet its insurance obligations, including those described in this Prospectus.


---------------------------------------------------
                              SEPARATE ACCOUNT TWO


    The Separate Account was established on June 2, 1986. It is the Separate Account in which Hartford sets aside and invests the assets attributable to variable annuity Contracts, including the Contracts sold under this Prospectus. Separate Account assets are held by Hartford under a safekeeping arrangement. Although the Separate Account is an integral part of Hartford, it is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not, however, involve Commission supervision of the management or the investment practices or policies of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities law.



    Your investment in the Separate Account is allocated to one or more Sub-Accounts as per your specifications. Each Sub-Account is invested exclusively in the assets of one underlying Fund. Hartford reserves the right, subject to compliance with the law, to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the Commission.


    Net Premium Payments and proceeds of transfers between Sub-Accounts are applied to purchase shares in the appropriate Fund at net asset value determined as of the end of the Valuation Period during which the payments were received or the transfer made. All distributions from the Fund are reinvested at net asset value. The value of your investment will therefore vary in accordance with the net income and fluctuation in the individual investments within the underlying Fund portfolio or portfolios. During the Variable Annuity payout period, both your Annuity payments and reserve values will vary in accordance with these factors.


    Under Connecticut law, the assets of the Separate Account attributable to the Contracts offered under this Prospectus are held for the benefit of the owners of, and the persons entitled to payments under, those Contracts. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account, are, in accordance with the Contracts, credited to or charged against the Separate Account. Also, the assets in the Separate Account are not chargeable with liabilities arising out of any other business Hartford may conduct. Contract Values allocated to the Separate Account is not affected by the rate of return of Hartford's General Account, nor by the investment performance of any of Hartford's other separate accounts. The Separate Account may be subject to liabilities arising from a Sub-Account of the Separate Account whose assets are attributable to other variable annuity Contracts or variable life insurance policies offered by the Separate Account which are not described in this Prospectus. However, all obligations arising under the Contracts are general corporate obligations of Hartford.



    Hartford does not guarantee the investment results of the Separate Accounts or any of the underlying investments. There is no assurance that the value of a Contract during the years prior to retirement or the aggregate amount of the Variable Annuity payments will equal the total of Premium Payments made under the Contract. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks are more fully described in the accompanying Funds' prospectus.


---------------------------------------------------
                                   THE FUNDS


    All of the Funds are sponsored by Hartford and are incorporated under the laws of the State of Maryland. HL Investment Advisors, Inc. ("HL Advisors") serves as the investment adviser to each of the Hartford Funds.



    Wellington Management Company, LLP serves as sub-investment adviser for Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford International Advisers Fund, Hartford International Opportunities Fund, Hartford Small Company Fund and Hartford Stock Fund.



    In addition, HL Advisors has entered an investment services agreement with The Hartford Investment Management Company, Inc. ("HIMCO"), pursuant to which HIMCO will provide certain investment services to Hartford Bond Fund, Hartford Index Fund, Hartford Mortgage Securities Fund and HVA Money Market Fund.


    A full description of the Funds, their investment policies and restrictions, risks, charges and expenses and all

HARTFORD LIFE INSURANCE COMPANY                                                9
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other aspects of their operation is contained in the accompanying Funds' Prospectus which should be read in conjunction with this Prospectus before investing and in the Funds' Statement of Additional Information which may be ordered from Hartford. The Funds may not be available in all states.



    Depending on where you purchase the contract, other investment options may be available.


    The investment objectives of each of the Funds are as follows:

 HARTFORD ADVISERS FUND, INC.


    Seeks maximum long-term total rate of return consistent with prudent investment risk by investing in common stock and other equity securities, bonds and other debt securities, and money market instruments.


 HARTFORD BOND FUND, INC.


    Seeks maximum current income consistent with preservation of capital by investing primarily in fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's or "BB" by S&P) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Hartford Funds entitled "Hartford Bond Fund, Inc. -- Investment Policies."


 HARTFORD CAPITAL APPRECIATION FUND, INC.


    Seeks growth of capital by investing in securities selected solely on the basis of potential for capital appreciation; income, if any, is an incidental consideration.


 HARTFORD DIVIDEND AND GROWTH FUND, INC.


    Seeks a high level of current income consistent with growth of capital and reasonable investment risk.


 HARTFORD INDEX FUND, INC.


    Seeks to provide investment results which approximate the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.*


 HARTFORD INTERNATIONAL ADVISERS FUND, INC.


    Seeks maximum long-term total rate of return consistent with prudent investment risk by investing in a portfolio of equity, debt and money market securities. Securities in which the Fund invests primarily will be denominated in non-U.S. currencies and will be traded in non-U.S. markets.


 HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.


    Seeks long-term total rate of return consistent with prudent investment risk through investment primarily in equity securities issued by non-U.S. companies.


 HARTFORD MORTGAGE SECURITIES FUND, INC.


    Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association.


 HARTFORD SMALL COMPANY FUND, INC.


    Seeks growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation.


 HARTFORD STOCK FUND, INC.


    Seeks long-term capital growth primarily through capital appreciation, with income as a secondary consideration, by investing primarily in equity securities.


 HVA MONEY MARKET FUND, INC.


    Seeks maximum current income consistent with liquidity and preservation of capital.



    VOTING RIGHTS -- Hartford is the legal owner of all Fund shares held in the Separate Account. As the owner, Hartford has the right to vote at the Funds' shareholder meetings. However, to the extent required by federal securities laws or regulations, Hartford will:


1. Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner, and


2. Vote shares attributable to a Contract for which no voting instructions are received in the same proportion as shares for which instructions are received.



    If any federal securities laws or regulations, or their present interpretation change to permit Hartford to vote Fund shares in its own right, Hartford may elect to do so.



    Hartford will notify you of any Fund shareholders' meeting if the shares held for your account may be voted at such meetings. Hartford will send proxy materials and a form of instruction by means of which you can instruct Hartford with respect to the voting of the Fund shares held for your account.



    In connection with the voting of Fund shares held by it, Hartford will arrange for the handling and tallying of proxies received from Contract Owners. Hartford as such, shall have no right, except as hereinafter provided, to vote

* "STANDARD & POOR'S-REGISTERED TRADEMARK-," "S&P-REGISTERED TRADEMARK-," "S&P 500-REGISTERED TRADEMARK-," "STANDARD & POOR'S 500, " AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY HARTFORD. THE INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE INDEX FUND.

10                                               HARTFORD LIFE INSURANCE COMPANY
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any Fund shares held by it hereunder which may be registered in its name or the names of its nominees. Hartford will, however, vote the Fund shares held by it in accordance with the instructions received from the Contract Owners for whose accounts the Fund shares are held. If a Contract Owner desires to attend any meeting at which shares held for the Contract Owner's benefit may be voted, the Contract Owner may request Hartford to furnish a proxy or otherwise arrange for the exercise of voting rights with respect to the Fund shares held for such Contract Owner's account. Hartford will vote shares for which no instructions have been given and shares which are not attributable to Contract Owners (i.e. shares owned by Hartford) in the same proportion as it votes shares of that Fund for which it has received instructions. During the Annuity period under a Contract the number of votes will decrease as the assets held to fund Annuity benefits decrease.



    The Funds are available only to serve as the underlying investment for variable annuity and variable life insurance Contracts issued by Hartford . It is conceivable that in the future it may be disadvantageous for variable annuity separate accounts and variable life insurance separate accounts to invest in the Funds simultaneously. Although Hartford and the Funds do not currently foresee any such disadvantages either to variable annuity Contract Owners or to variable life insurance Policy Owners, the Funds' Board of Directors intends to monitor events in order to identify any material conflicts between such Contract Owners and Policy Owners and to determine what action, if any, should be taken in response thereto. If the Board of Directors of the Funds were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity Contract Owners would not bear any expenses attendant to the establishment of such separate funds.


---------------------------------------------------
                               THE FIXED ACCOUNT

    THAT PORTION OF THE CONTRACT RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.


    Premium Payments and Contract Values allocated to the Fixed Account become a part of the general assets of Hartford. Hartford invests the assets of the General Account in accordance with applicable law governing the investments of Insurance Company General Accounts.



    Currently, Hartford guarantees that it will credit interest at a rate of not less than 3% per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts. However, Hartford reserves the right to change the rate according to state insurance law. Hartford may credit interest at a rate in excess of 3% per year. There is no specific formula for the determination of excess interest credits. Some of the factors that the Company may consider in determining whether to credit excess interest to amounts allocated to the Fixed Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on the Company's investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 3% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 3% FOR ANY GIVEN YEAR.


---------------------------------------------------
                        PERFORMANCE RELATED INFORMATION

    The Separate Account may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

    The Hartford Advisers Fund, Hartford Bond Fund, Hartford Capital Appreciation Fund, Inc., Hartford Dividend and Growth Fund, Hartford Index Fund, Hartford International Advisers Fund, Hartford International Opportunities Fund, Hartford Mortgage Securities Fund, Hartford Small Company Fund, Hartford Stock Fund, and HVA Money Market Fund Sub-Accounts may include total return in advertisements or other sales material.

    When a Sub-Account advertises its standardized total return, it will usually be calculated for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period (assuming the deduction of any contingent deferred sales charge which would be payable if the investment were redeemed at the end of the period).

    In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. This figure will usually be calculated for one year, five years, and

HARTFORD LIFE INSURANCE COMPANY                                               11
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ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.


    The Hartford Bond Fund and Hartford Mortgage Securities Fund Sub-Accounts may advertise yield in addition to total return. The yield will be computed in the following manner: The net investment income per unit earned during a recent one month period, divided by the unit value on the last day of the period. This figure reflects the recurring charges at the Separate Account level including the annual maintenance fee.


    The HVA Money Market Fund Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period. Yield and effective yield reflect the recurring charges at the Separate Account level including the annual maintenance fee.

    The Separate Account may also disclose yield, standard total return, and non-standard total return for periods prior to the date the Separate Account commenced operations. For periods prior to the date the Separate Account commenced operations, performance information for the Sub-Accounts will be calculated based on the performance of the underlying Funds and the assumption that the Sub-Accounts were in existence for the same periods as those of the underlying Funds, with a level of charges equal to those currently assessed against the Sub-Accounts.


    Hartford may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.


---------------------------------------------------
                                 THE CONTRACTS

--------------------------------
                               CONTRACTS OFFERED


    The Contracts are individual or group tax-deferred Variable Annuity Contracts designed for retirement planning purposes and may be purchased by any individual, group or trust, including any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code; annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code; Individual Retirement Annuities adopted according to Section 408 of the Code; employee pension plans established for employees by a state, a political subdivision of a state, or an agency or instrumentality of either a state or a political subdivision of a state, and certain eligible deferred compensation plans as defined in Section 457 of the Code ("Qualified Contracts").


---------------------------------------------------
                    PREMIUM PAYMENTS AND INITIAL ALLOCATIONS

    The minimum initial Premium Payment is $1,000. Thereafter, the minimum Premium Payment is $500. Certain plans may make smaller periodic payments. Each Premium Payment may be split among the various Sub-Accounts and/or the Fixed Account subject to minimum amounts then in effect.


    REFUND RIGHTS -- If you are not satisfied with your purchase you may cancel the Contract by returning it within ten days (or longer in some states) after you receive it. A written request for cancellation must accompany the Contract. In such event, Hartford will, without deduction for any charges normally assessed thereunder, pay you an amount equal to the Contract Value on the date of receipt of the request for cancellation. You bear the investment risk during the period prior to the Company's receipt of request for cancellation. Hartford will refund the premium paid only for Individual Retirement Annuities (if returned within seven days of receipt) and in those states where required by law.



    CREDITING AND VALUATION -- The balance of the initial Premium Payment remaining after the deduction of any applicable Premium Tax is credited to your Contract within two business days of receipt of a properly completed application or an order to purchase a Contract and the initial Premium Payment by Hartford at its Home Office, P. O. Box 5085, Hartford, CT 06102-5085. It will be credited to the Sub-Account(s) and/or the Fixed Account in accordance with your election. If the application or other information is incomplete when received, the balance of the initial Premium Payment, after deduction of any applicable Premium Tax, will be credited to the Sub-Account(s) or the Fixed Account within five business days of receipt. If the initial Premium Payment is not credited within five business

12                                               HARTFORD LIFE INSURANCE COMPANY
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days, the Premium Payment will be immediately returned unless you have been informed of the delay and request that the Premium Payment not be returned.

    The number of Accumulation Units in each Sub-Account to be credited to a Contract will be determined by dividing the portion of the Premium Payment being credited to each Sub-Account by the value of an Accumulation Unit in that Sub-Account on that date.


    Subsequent Premium Payments are priced on the Valuation Day received by Hartford in its Home Office, or other designated administrative offices.


---------------------------------------------------
                                 CONTRACT VALUE

    The value of the Sub-Account investments under your Contract at any time prior to the commencement of Annuity payments can be determined by multiplying the total number of Accumulation Units credited to your Contract in each Sub-Account by the then current Accumulation Unit values for the applicable Sub-Account. The value of the Fixed Account under your Contract will be the amount allocated to the Fixed Account plus interest credited.

    You will be advised at least semiannually of the number of Accumulation Units credited to each Sub-Account, the current Accumulation Unit values, the Fixed Account value, and the total value of your Contract.


    ACCUMULATION UNIT VALUES -- The Accumulation Unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the Accumulation Unit value of the particular Sub-Account on the preceding Valuation Day by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The "Net Investment Factor" for each of the Sub-Accounts is equal to (a) the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividends or capital gains distributed by that Fund if the ex-dividend date occurs in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period, (b) minus the mortality and expense risk charge and the administration charge described below. You should refer to the prospectus for each of the Funds which accompanies this Prospectus for a description of how the assets of each Fund are valued since each determination has a direct bearing on the Accumulation Unit value of the Sub-Account and therefore the value of a Contract. The Accumulation Unit Value is affected by the performance of the underlying Fund(s), expenses and deduction of the charges described in this Prospectus.



    VALUATION OF FUND SHARES -- The shares of the Fund are valued at net asset value on each Valuation Day. A complete description of the valuation method used in valuing Fund shares may be found in the accompanying Funds' prospectus.



    VALUATION OF THE FIXED ACCOUNT -- Hartford will determine the value of the Fixed Account by crediting interest to amounts allocated to the Fixed Account.


---------------------------------------------------
                  TRANSFERS BETWEEN SUB-ACCOUNTS/FIXED ACCOUNT


    You may transfer the values of your Sub-Account allocations from one or more Sub-Accounts to another free of charge. However, Hartford reserves the right to limit the number of transfers to twelve (12) per Contract Year, with no two (2) transfers occurring on consecutive Valuation Days. Transfers by telephone may be made by a Contract Owner or by the attorney-in-fact pursuant to a power of attorney by calling (800) 862-6668 or by the agent of record by calling (800) 862-7155. Telephone transfers may not be permitted by some states for their residents who purchase variable annuities.



    The policy of Hartford and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. Hartford will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, Hartford may be liable for any losses due to unauthorized or fraudulent instructions. The procedures Hartford follows for transactions initiated by telephone include requirements that callers provide certain information for identification purposes. All transfer instructions by telephone are tape recorded.



    Hartford may permit the Contract Owner to preauthorize transfers among Sub-Accounts and between Sub-Accounts and the Fixed Account under certain circumstances. Transfers between the Sub-Accounts may be made both before and after Annuity payments commence (limited to once a quarter) provided that the minimum allocation to any Sub-Account may not be less than $500. No minimum balance is required in any Sub-Account.



    It is the responsibility of the Contract Owner or Participant to verify the accuracy of all confirmations of transfers and to promptly advise Hartford of any inaccuracies within one business day of receipt of the confirmation. Hartford will send the Contract Owner a confirmation of the transfer within five days from the date of any instruction.



    Transfers from the Fixed Account into a Sub-Account may be made at any time during the Contract Year. The maximum amount which may be transferred from the Fixed Account during any Contract Year is the greater of 30% of the Fixed Account balance as of the last Contract Anniversary or the greatest amount of any prior transfer from the Fixed Account. If Hartford permits preauthorized transfers from the Fixed Account to the Sub-Accounts, this restriction is

HARTFORD LIFE INSURANCE COMPANY                                               13
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inapplicable. Also, if any interest rate is renewed at a rate of at least one percentage point less than the previous rate, the Contract Owner may elect to transfer up to 100% of the funds receiving the reduced rate within 60 days of notification of the interest rate decrease. Generally, transfers may not be made from any Sub-Account into the Fixed Account for the six-month period following any transfer from the Fixed Account into one or more of the Sub-Accounts. Hartford reserves the right to modify the limitations on transfers from the Fixed Account and to defer transfers from the Fixed Account for up to six months from the date of request.



    Subject to the exceptions set forth in the following two paragraphs, the right to reallocate Contract Values is subject to modification if Hartford determines, in its sole opinion, that the exercise of that right by one or more Contract Owners is, or would be, to the disadvantage of other Contract Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and the Fixed Account and could include, but not be limited to, the requirement of a minimum time period between each transfer, not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Contract Owner, or limiting the dollar amount that may be transferred between the Sub-Accounts and the Fixed Account by a Contract Owner at any one time. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by Hartford to be to the disadvantage of other Contract Owners.


    For Contracts issued in the State of New York, the reservation of rights set forth in the preceding paragraph is limited to (i) requiring up to a maximum of 10 Valuation Days between each transfer; (ii) limiting the amount to be transferred on any one Valuation Day to no more than $2 million; and (iii) upon 30 days prior written notice, to only accepting transfer instructions from the Contract Owner and not from the Contract Owner's representative, agent or person acting under a power of attorney for the Contract Owner.


    Currently, and with respect to Contracts issued in all states, the only restriction in effect is that Hartford will not accept instructions from agents acting under a power of attorney of multiple Contract Owners whose accounts aggregate more than $2 million, unless the agent has entered into a third party transfer services agreement with Hartford.


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                          CHARGES UNDER THE CONTRACTS

CONTINGENT DEFERRED SALES CHARGES

    There is no deduction for sales expenses from Premium Payments when made. However, a contingent deferred sales charge may be assessed against Contract Values when they are surrendered. The length of time from receipt of a Premium Payment to the time of surrender determines the contingent deferred sales charge. Premium payments will be deemed to be surrendered in the order in which they were received.


    A Contract Owner who chooses to surrender a Contract in full who has not yet withdrawn the Annual Withdrawal Amount during the current Contract Year (as described on page 14 under the sub-heading "Payments Not Subject to Sales Charges") may, depending upon the amount of investment gain experienced under the Contract, reduce the amount of any contingent deferred sales charge paid by first withdrawing the Annual Withdrawal Amount and then requesting a full surrender of the Contract. Currently, regardless of whether a Contract Owner first requests a partial withdrawal of the Annual Withdrawal Amount, upon receiving a request for a full surrender of a Contract, Hartford assesses any applicable contingent deferred sales charge against the surrender proceeds representing the lesser of: (1) aggregate Premium Payments not previously withdrawn; and (2) the Contract Value, less the Annual Withdrawal Amount available at the time of the full surrender, less the Annual Maintenance Fee.


PAYMENTS SUBJECT TO SALES CHARGES DURING THE FIRST SEVEN CONTRACT YEARS


    During the first seven Contract Years, a contingent deferred sales charge will be assessed against the surrender of the Premium Payments. All surrenders will be first from Premium Payments and then from other Contract Values.


AFTER THE SEVENTH CONTRACT YEAR


    After the seventh Contract Year, all surrenders will first be from earnings and then from Premium Payments. A contingent deferred sales charge will not be assessed against the surrender of earnings. If an amount equal to all earnings has been surrendered, a contingent deferred sales charge will not be assessed against Premium Payments received more than seven years prior to surrender, but will be assessed against Premium Payments received less than seven years prior to surrender.


    The charge is a percentage of the amount withdrawn (not to exceed the aggregate amount of the Premium Payments made) and equals:

                 LENGTH OF TIME
  CHARGE      FROM PREMIUM PAYMENT
-----------  -----------------------
                (NUMBER OF YEARS)
        6%                  1
        6%                  2
        5%                  3
        5%                  4
        4%                  5
        3%                  6
        2%                  7
        0%          8 or more

14                                               HARTFORD LIFE INSURANCE COMPANY
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    PAYMENTS NOT SUBJECT TO SALES CHARGES -- During the first seven Contract Years, on a non-cumulative basis, a Contract Owner may make a partial surrender of Contract Values of up to 10% of the aggregate Premium Payments made to the Contract (as determined on the date of the requested withdrawal) without the application of the contingent deferred sales charge. After the seventh Contract Year, the Contract Owner may make a partial surrender of 10% of Premium Payments made during the seven years prior to the surrender and 100% of the Contract Value less the Premium Payments made during the seven years prior to the surrender. The amount which can be withdrawn in any Contract Year prior to incurring sales charges is the "Annual Withdrawal Amount." An Extended Withdrawal Privilege rider allows an Annuitant who attains age 70 1/2 under a Qualified Plan to withdraw an amount in excess of the Annual Withdrawal Amount to comply with IRS minimum distribution rules.



    Certain plans or programs may have different withdrawal privileges. Any such withdrawal will be deemed to be from Contract Values other than Premium Payments. From time to time, Hartford may permit the Contract Owner to preauthorize partial surrenders subject to certain limitations then in effect. Additional surrenders or any surrender of the Contract Values in excess of such amount in any Contract Year during the period when contingent deferred sales charges are applicable will be subject to the appropriate charge.


    No contingent deferred sales charges otherwise applicable will be assessed in the event of death of the Annuitant, death of the Contract Owner or if payments are made under an Annuity option (other than a surrender out of Option
4) provided for under the Contract.


    PURPOSE OF SALES CHARGES -- The contingent deferred sales charges are used to cover expenses relating to the sale and distribution of the Contracts, including commissions paid to any distribution organization and its sales personnel, the cost of preparing sales literature and other promotional activities. To the extent that these charges do not cover such distribution expenses they will be borne by Hartford from its general assets, including surplus. The surplus might include profits resulting from unused mortality and expense risk charges.



    MORTALITY AND EXPENSE RISK CHARGE -- Although Variable Annuity payments made under the Contracts will vary in accordance with the investment performance of the underlying Fund shares held in the Sub-Account(s), the payments will not be affected by (a) Hartford's actual mortality experience among Annuitants before or after the Annuity Commencement Date or (b) Hartford's actual expenses, if greater than the deductions provided for in the Contracts because of the expense and mortality undertakings by Hartford.



    For assuming these risks under the Contracts, Hartford will make a daily charge at the rate of 1.25% per annum against all Contract Values held in the Sub-Accounts during the life of the Contract (estimated at .90% for mortality and .35% for expense).



    The mortality undertakings provided by Hartford under the Contracts, assuming the selection of one of the forms of life Annuities, is to make monthly Annuity payments (determined in accordance with the 1983a Individual Annuity Mortality Table and other provisions contained in the Contract) to Annuitants regardless of how long an Annuitant may live, and regardless of how long all Annuitants as a group may live. Hartford also assumes the liability for payment of a minimum Death Benefit under the Contract.



    The mortality undertakings are based on Hartford's determination of expected mortality rates among all Annuitants. If actual experience among Annuitants during the Annuity payment period deviates from Hartford's actuarial determination of expected mortality rates among Annuitants because, as a group, their longevity is longer than anticipated, Hartford must provide amounts from its general funds to fulfill its Contract obligations. Hartford will bear the loss in such a situation. Also, in the event of the death of an Annuitant or Contract Owner before the commencement of Annuity payments, whichever is earlier, Hartford can, in periods of declining value or in periods where the contingent deferred sales loads would have been applicable, experience a loss resulting from the assumption of the mortality risk relative to the guaranteed Death Benefit.



    In providing an expense undertaking, Hartford assumes the risk that the contingent deferred sales charges and the Annual Maintenance Fee for maintaining the Contracts prior to the Annuity Commencement Date may be insufficient to cover the actual cost of providing such items.



    ANNUAL MAINTENANCE FEE -- Each year, on each Contract Anniversary on or before the Annuity Commencement Date, Hartford will deduct an Annual Maintenance Fee, if applicable, from Contract Values to reimburse it for expenses relating to the maintenance of the Contract, the Fixed Account, and the Sub-Account(s) thereunder. If during a Contract Year the Contract is surrendered for its full value, Hartford will deduct the Annual Maintenance Fee at the time of such surrender. The fee is a flat fee which will be due in the full amount regardless of the time of the Contract Year that Contract Values are surrendered. The Annual Maintenance Fee is $30.00 per Contract Year for Contracts with less than $50,000 Contract Value on the Contract Anniversary. The deduction will be made pro rata according to the value in each Sub-Account and the Fixed Account under a Contract.

HARTFORD LIFE INSURANCE COMPANY                                               15
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    PREMIUM TAXES -- A deduction is also made for Premium Tax, if applicable, imposed by a state or other governmental entity. Certain states impose a Premium Tax, currently ranging up to 3.5%. Some states assess the tax at the time purchase payments are made; others assess the tax at the time of annuitization. Hartford will pay Premium Taxes at the time imposed under applicable law. At its sole discretion, Hartford may deduct Premium Taxes at the time Hartford pays such taxes to the applicable taxing authorities, at the time the Contract is surrendered, or at the time the Contract annuitizes.



    EXCEPTIONS -- Hartford may offer, in its discretion, reduced fees and charges including, but not limited to, the contingent deferred sales charges, the mortality and expense risk charge and the maintenance fee for certain sales (including employer sponsored savings plans) under circumstances which may result in savings of certain costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.


---------------------------------------------------
                                 DEATH BENEFITS


    The Contract provides that, in the event the Annuitant dies before the selected Annuity Commencement Date, the Contingent Annuitant will become the Annuitant. If (1) the Annuitant dies before the Annuity Commencement Date and either (a) there is no designated Contingent Annuitant or (b) the Contingent Annuitant predeceases the Annuitant, or (2) if any Contract Owner dies before the Annuity Commencement Date, the Beneficiary as determined under the Contract Control Provisions, will receive the Death Benefit as determined on the date of receipt of due proof of death by Hartford in its Home Office. With regard to Joint Contract Owners, at the first death of a joint Contract Owner prior to the Annuity Commencement Date, the Beneficiary will be the surviving Contract Owner notwithstanding that the beneficiary designation may be different.



    GUARANTEED DEATH BENEFIT -- If the Annuitant dies before the Annuity Commencement Date and there is no designated Contingent Annuitant surviving, or if the Contract Owner dies before the Annuity Commencement Date, the Beneficiary will receive the greatest of (a) the Contract Value determined as of the day written proof of death of such person is received by Hartford, or (b) 100% of the total Premium Payments made to such Contract, reduced by the dollar amount of any partial surrenders since the issue date, or (c) the Maximum Anniversary Value immediately preceding the date of death. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from the following:



    As of the date of receipt of due proof of death, Hartford will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary, increased by the dollar amount of any premium payments made since that anniversary and reduced by the dollar amount of any partial surrenders since that anniversary.



    If the Annuitant or Contract Owner, as applicable, dies after the Annuity Commencement Date, then the Death Benefit will equal the present value of any remaining payments under the elected Annuity Option. In computing such present value for the portion of such remaining payments attributable to the Separate Account, Hartford will assume a net investment rate of 5.0% per year.



    PAYMENT OF DEATH BENEFIT -- Death Benefit proceeds will remain invested in the Separate Account in accordance with the allocation instructions given by the Contract Owner until the proceeds are paid or Hartford receives new instructions from the Beneficiary. The Death Benefit may be taken in one sum, payable within seven days after the date Due Proof of Death is received, or under any of the settlement options then being offered by the Company provided, however, that:
(a) in the event of the death of any Contract Owner prior to the Annuity Commencement Date, the entire interest in the Contract will be distributed within five years after the death of the Contract Owner and (b) in the event of the death of any Contract Owner or Annuitant which occurs on or after the Annuity Commencement Date, any remaining interest in the Contract will be paid at least as rapidly as under the method of distribution in effect at the time of death, or, if the benefit is payable over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary, such distribution must commence within one year of the date of death. The proceeds due on the death may be applied to provide variable payments, fixed payments, or a combination of variable and fixed payments. However, in the event of the Contract Owner's death where the sole Beneficiary is the spouse of the Contract Owner and the Annuitant or Contingent Annuitant is living, such spouse may elect, in lieu of receiving the death benefit, to be treated as the Contract Owner. The Contract Value and the Maximum Anniversary Value of the Contract will be unaffected by treating the spouse as the Contract Owner.


    If the Contract is owned by a corporation or other non-individual, the Death Benefit payable upon the death of the Annuitant prior to the Annuity Commencement Date will be payable only as one sum or under the same settlement options and in the same manner as if an individual Contract Owner died on the date of the Annuitant's death.


    There may be postponement in the payment of Death Benefits whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Commission;
(b) the Commission permits postponement and so orders; or (c) the Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.

16                                               HARTFORD LIFE INSURANCE COMPANY
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    GROUP UNALLOCATED CONTRACTS -- Hartford requires that detailed accounting of cumulative purchase payments, cumulative gross surrenders, and current Contract Value attached to each Plan Participant be submitted on an annual basis by the Contract Owner. Failure to submit accurate data satisfactory to Hartford will give Hartford the right to terminate this extension of benefits.


---------------------------------------------------
                               SURRENDER BENEFITS


    FULL SURRENDERS -- At any time prior to the Annuity Commencement Date (and after the Annuity Commencement Date with respect to values applied to Option 4 or 5), the Contract Owner has the right to terminate the Contract. In such event, the Termination Value of the Contract may be taken in the form of a lump sum cash settlement.


    Under any of the Annuity options excluding Options 4 and 5, no surrenders are permitted after Annuity payments commence. Only full surrenders are allowed out of Option 4 and any such surrender will be subject to contingent deferred sales charges, if applicable. Full or partial withdrawals may be made from Option 5 at any time and contingent deferred sales charges will not be applied.

    The Termination Value of the Contract is equal to the Contract Value less any applicable Premium Taxes, the Annual Maintenance Fee if applicable and any applicable contingent deferred sales charges. The Termination Value may be more or less than the amount of the Premium Payments made to a Contract.


    PARTIAL SURRENDERS -- The Contract Owner may make a partial surrender of Contract Values at any time prior to the Annuity Commencement Date so long as the amount surrendered is at least equal to the minimum amount rules then in effect. Additionally, if the remaining Contract Value following a surrender is less than $500 ($1,000 in New York), Hartford will terminate the Contract and pay the Termination Value. For Contracts issued in Texas, there is an additional requirement that the Contract will not be terminated when the remaining Contract Value after a surrender is less than $500 unless there were no Premium Payments made during the previous two Contract Years.


    In requesting a partial withdrawal you should specify the Sub-Account(s) and/or the Fixed Account from which the partial withdrawal is to be taken. Otherwise, such withdrawal and any applicable contingent deferred sales charges will be effected on a pro rata basis according to the value in the Fixed Account and each Sub-Account under a Contract.


    Hartford may permit the Contract Owner to preauthorize partial surrenders subject to certain limitations then in effect.



    PAYMENT OF SURRENDER BENEFITS -- Payment on any request for a full or partial surrender from the Sub-Accounts will be made as soon as possible and in any event no later than seven days after the written request is received by Hartford at its Home Office, Attn: Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085. Hartford may defer payment of any amounts from the Fixed Account for up to six months from the date of the request for surrender. If Hartford defers payment for more than 30 days (10 working days in New York), Hartford will pay interest of at least 3% per annum on the amount deferred.



    There may be postponement in the payment of Surrender Benefits whenever (a) the New York Stock Exchange is closed, except for holidays or weekends, or trading on the New York Stock Exchange is restricted as determined by the Commission; (b) the Commission permits postponement and so orders; or (c) the Commission determines that an emergency exists making valuation of the amounts or disposal of securities not reasonably practicable.



    CERTAIN QUALIFIED CONTRACT SURRENDERS -- THERE ARE CERTAIN RESTRICTIONS ON
SECTION 403(B) TAX SHELTERED ANNUITIES. AS OF DECEMBER 31, 1988, ALL SECTION 403(B) ANNUITIES HAVE LIMITS ON FULL AND PARTIAL SURRENDERS. CONTRIBUTIONS TO THE CONTRACT MADE AFTER DECEMBER 31, 1988 AND ANY INCREASES IN CASH VALUE AFTER DECEMBER 31, 1988 MAY NOT BE DISTRIBUTED UNLESS THE CONTRACT OWNER/ EMPLOYEE HAS
A) ATTAINED AGE 59 1/2, B) SEPARATED FROM SERVICE, C) DIED, D) BECOME DISABLED OR E) EXPERIENCED FINANCIAL HARDSHIP. (CASH VALUE INCREASES MAY NOT BE DISTRIBUTED PRIOR TO AGE 59 1/2 FOR HARDSHIPS.)



    DISTRIBUTIONS PRIOR TO AGE 59 1/2 DUE TO FINANCIAL HARDSHIP OR SEPARATION FROM SERVICE MAY STILL BE SUBJECT TO A PENALTY TAX OF 10%.



    HARTFORD WILL NOT ASSUME ANY RESPONSIBILITY IN DETERMINING WHETHER A WITHDRAWAL IS PERMISSIBLE, WITH OR WITHOUT TAX PENALTY, IN ANY PARTICULAR SITUATION; OR IN MONITORING WITHDRAWAL REQUESTS REGARDING PRE OR POST JANUARY 1, 1989 ACCOUNT VALUES.


    ANY SUCH FULL OR PARTIAL SURRENDER DESCRIBED ABOVE MAY AFFECT THE CONTINUING TAX QUALIFIED STATUS OF SOME CONTRACTS OR PLANS AND MAY RESULT IN ADVERSE TAX CONSEQUENCES TO THE CONTRACT OWNER. THE CONTRACT OWNER, THEREFORE, SHOULD CONSULT WITH HIS TAX ADVISER BEFORE UNDERTAKING ANY SUCH SURRENDER. (SEE "FEDERAL TAX CONSIDERATIONS" COMMENCING ON PAGE 19.)

HARTFORD LIFE INSURANCE COMPANY                                               17
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                                ANNUITY BENEFITS


    You select an Annuity Commencement Date and an Annuity option which may be on a fixed or variable basis, or a combination thereof. The Annuity Commencement Date will not be deferred beyond the Annuitant's 90th birthday (85th birthday in some states, 100th birthday if sold as part of a Charitable Remainder Trust). The Annuity Commencement Date and/or the Annuity option may be changed from time to time, but any change must be at least 30 days prior to the date on which Annuity payments are scheduled to begin. The Contract allows the Contract Owner to change the Sub-Accounts on which variable payments are based after payments have commenced once every three months. Any Fixed Annuity allocation may not be changed.


ANNUITY OPTIONS


    The Contract contains the five optional Annuity forms described below. Options 2, 4, and 5 are available to Qualified Contracts only if the guaranteed payment period is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy shall be computed on the basis of the mortality table prescribed by the IRS, or if none is prescribed, the mortality table then in use by Hartford. With respect to Non-Qualified Contracts, if you do not elect otherwise, payments in most states will automatically begin at the Annuitant's age 90 (with the exception of states that do not allow deferral past age 85) under Option 2 with 120 monthly payments certain. For Qualified Contracts and Contracts issued in Texas, if you do not elect otherwise, payments will begin automatically at the Annuitant's age 90 under Option 1 to provide a life Annuity. After the Annuity Commencement Date, the Annuity option elected may not be changed.


    Under any of the Annuity options excluding Options 4 and 5, no surrenders are permitted after Annuity payments commence. Only full surrenders are allowed out of Option 4 and any such surrender will be subject to contingent deferred sales charges, if applicable. Full or partial withdrawals may be made from Option 5 at any time and contingent deferred sales charges will not be applied.

    OPTION 1 -- Life Annuity


    A life Annuity is an Annuity payable during the lifetime of the Annuitant and terminating with the last payment due preceding the death of the Annuitant. This option offers the largest payment amount of any of the life Annuity options since there is no guarantee of a minimum number of payments nor a provision for a Death Benefit payable to a Beneficiary.


    It would be possible under this option for an Annuitant to receive only one Annuity payment if he died prior to the due date of the second Annuity payment, two if he died before the date of the third Annuity payment, etc.

    OPTION 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Certain


    This Annuity option is an Annuity payable monthly during the lifetime of an Annuitant with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the Annuitant, payments have been made for less than the minimum elected number of months, then the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by Hartford.


    OPTION 3 -- Joint and Last Survivor Annuity


    An Annuity payable monthly during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. Based on the options currently offered by Hartford, the Annuitant may elect that the payment to the survivor be less than the payment made during the joint lifetime of the Annuitant and a designated second person.


    It would be possible under this option for an Annuitant and designated second person to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.

    OPTION 4 -- Payments for a Designated Period


    An amount payable monthly for the number of years selected which may be from 5 to 30 years. Under this option, you may, at any time, surrender the Contract and receive, within seven days, the Termination Value of the Contract as determined by Hartford.



    In the event of the Annuitant's death prior to the end of the designated period, the present value as of the date of the Annuitant's death, of any remaining guaranteed payments will be paid in one sum to the Beneficiary or Beneficiaries designated unless other provisions have been made and approved by Hartford.


    Option 4 is an option that does not involve life contingencies and thus no mortality guarantee. Charges made for the mortality undertaking under the Contracts thus provide no real benefit to a Contract Owner.


    OPTION 5 -- Death Benefit Remaining with Hartford



    Proceeds from the Death Benefit may be left with Hartford for a period not to exceed five years from the date of the Contract Owner's death prior to the Annuity Commencement Date. These proceeds will remain in the Sub-Account(s) to which they were allocated at the time of death unless the Beneficiary elects to reallocate them. Full or partial withdrawals may be made at any time. In the event

18                                               HARTFORD LIFE INSURANCE COMPANY
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of withdrawals, the remaining value will equal the Contract Value of the proceeds left with Hartford, minus any withdrawals.



    Hartford may offer other annuity options from time to time.



    VARIABLE AND FIXED ANNUITY PAYMENTS -- When an Annuity is effected under a Contract, unless otherwise specified, Contract Values (less applicable Premium Taxes) held in the Sub-Accounts will be applied to provide a Variable Annuity based on the pro rata amount in the various Sub-Accounts. Fixed Account Contract Values will be applied to provide a Fixed Annuity. YOU SHOULD CONSIDER THE QUESTION OF ALLOCATION OF CONTRACT VALUES (LESS APPLICABLE PREMIUM TAXES) AMONG SUB-ACCOUNTS OF THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT OF HARTFORD TO MAKE CERTAIN THAT ANNUITY PAYMENTS ARE BASED ON THE INVESTMENT ALTERNATIVE BEST SUITED TO YOUR NEEDS FOR RETIREMENT.



    The minimum monthly Annuity payment is $50.00. No election may be made which results in a first payment of less than $50.00. If at any time Annuity payments are or become less than $50.00, Hartford has the right to change the frequency of payment to intervals that will result in payments of at least $50.00. For New York Contracts, the minimum monthly Annuity payment is $20.00.



    When Annuity payments are to commence, the value of the Contract is determined as the sum of (1) the value of the Fixed Account no earlier than the close of business on the fifth Valuation Day preceding the date the first Annuity payment is due plus (2) the product of (a) the value of the Accumulation Unit of each Sub-Account on that same day and (b) the number of Accumulation Units credited to each Sub-Account as of the date the Annuity is to commence.



    The first payment under any option should be made on the 15th day of the month immediately following approval of the claim for settlement. Subsequent payments shall be made on the 15th day of each subsequent month in accordance with the manner of payment selected.


    VARIABLE ANNUITY -- The Contract contains tables indicating the minimum dollar amount of the first monthly payment under the optional variable forms of Annuity for each $1,000 of value of a Sub-Account under a Contract. The first monthly payment varies according to the form and type of Variable Payment Annuity selected. The Contract contains Variable Payment Annuity tables derived from the 1983a Individual Annuity Mortality Table with ages set back one year and with an assumed investment rate ("A.I.R.") of 5% per annum. The total first monthly Variable Annuity payment is determined by multiplying the value (expressed in thousands of dollars) of a Sub-Account (less any applicable Premium Taxes) by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Contracts.

    The amount of the first monthly Variable Annuity payment is divided by the value of an Annuity Unit for the appropriate Sub-Account no earlier than the close of business on the fifth Valuation Day preceding the day on which the payment is due in order to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed during the Annuity payment period, and in each subsequent month the dollar amount of the Variable Annuity payment is determined by multiplying this fixed number of Annuity Units by the then current Annuity Unit value.

    The value of the Annuity Unit for each Sub-Account in the Separate Account for any day is determined by multiplying the value for the preceding day by the product of (1) the net investment factor for the day for which the Annuity Unit value is being calculated, and (2) a factor to neutralize the assumed investment rate of 5.00% per annum. The Annuity Unit value used in calculating the amount of the Variable Annuity payments will be based on an Annuity Unit value determined as of the close of business on a day no earlier than the fifth Valuation Day preceding the date of the Annuity payment.

    LEVEL VARIABLE ANNUITY PAYMENTS WOULD BE PRODUCED IF THE INVESTMENT RATE REMAINED CONSTANT AND EQUAL TO THE A.I.R. IN FACT, PAYMENTS WILL VARY UP OR DOWN AS THE INVESTMENT RATE VARIES UP OR DOWN FROM THE A.I.R.


    FIXED ANNUITY -- Fixed Annuity payments are determined at annuitization by multiplying the Contract Value (less applicable Premium Taxes) by a rate to be determined by Hartford which is no less than the rate specified in the Fixed Payment Annuity tables in the Contract. The Annuity payment will remain level for the duration of the Annuity.


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                               OTHER INFORMATION


    ASSIGNMENT -- Ownership of a Contract described herein is generally assignable. However, if the Contracts are issued pursuant to some form of Qualified Plan, it is possible that the ownership of the Contracts may not be transferred or assigned depending on the type of tax-qualified retirement plan involved. An assignment of a Non-Qualified Contract may subject the Contract values or assignment proceeds to income taxes and certain penalty taxes.



    CONTRACT MODIFICATION -- The Annuitant may not be changed; however, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by written notice to the Company.

HARTFORD LIFE INSURANCE COMPANY                                               19
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    Hartford reserves the right to modify the Contract, but only if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which Hartford is subject; or (ii) is necessary to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity Contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s) or (iv) provides additional Separate Account options or (v) withdraws Separate Account options. In the event of any such modification Hartford will provide notice to the Contract Owner or to the payee(s) during the Annuity period. Hartford may also make appropriate endorsement in the Contract to reflect such modification.



    As of December 31, 1996, certain Hartford group pension contracts held direct interest in shares as follows:



                                                       PERCENT OF
                                           SHARES     TOTAL SHARES
                                         ----------  ---------------
Hartford Advisers Fund, Inc.             18,752,510         0.69%
Hartford Bond Fund, Inc.                     47,060         0.01%
Hartford Capital Appreciation Fund,
 Inc.                                    15,519,596         1.79%
Hartford Dividend & Growth Fund, Inc.       443,556         0.08%
Hartford Index Fund, Inc.                16,432,999         6.30%
Hartford International Advisers Fund,
 Inc.                                        27,096         0.03%
Hartford International Opportunities
 Fund, Inc.                               7,835,802         1.11%
Hartford Mortgage Securities Fund, Inc.  17,408,850         5.65%
Hartford Small Company Fund, Inc.            28,535         0.07%
Hartford Stock Fund, Inc.                    92,167         0.01%
HVA Money Market Fund, Inc.                  31,633         0.01%


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                           FEDERAL TAX CONSIDERATIONS


--------------------------------

  A. GENERAL


    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE CONTRACT OWNER INVOLVED AND THE TYPE OF PLAN UNDER WHICH THE CONTRACT IS PURCHASED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, TRUSTEE, OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A CONTRACT DESCRIBED HEREIN.



    It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Contracts cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. The discussion here and in Appendix I, commencing on page 24, is based on Hartford's understanding of existing federal income tax laws as they are currently interpreted.



---------------------------------------------------

  B. TAXATION OF HARTFORD AND THE
     SEPARATE ACCOUNT


    The Separate Account is taxed as part of Hartford which is taxed as a life insurance company in accordance with the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the value of the Accumulation and Annuity Units (See "Value of Accumulation Units" commencing on page 5). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.


    No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Account with respect to Qualified or Non-Qualified Contracts.

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  C. TAXATION OF ANNUITIES -- GENERAL
     PROVISIONS AFFECTING PURCHASERS OTHER
     THAN QUALIFIED RETIREMENT PLANS


    Section 72 of the Code governs the taxation of annuities in general.


 1. NON-NATURAL PERSONS, CORPORATIONS, ETC.


    Section 72 contains provisions for Contract Owners which are non-natural persons. Non-natural persons include corporations, trusts, and partnerships. The annual net increase in the value of the Contract is currently includable in the gross income of a non-natural person unless the non-natural person holds the Contract as an agent for a natural person. There is an exception from current inclusion for certain annuities held in tax-qualified retirement arrangements, certain annuities held by structured settlement companies, certain annuities held by an employer with respect to a terminated tax-qualified retirement plan and certain immediate annuities. A non-natural person which is a tax-exempt entity for federal tax purposes will not be subject to income tax as a result of this provision.


    If the Contract Owner is not an individual, the primary Annuitant shall be treated as the Contract Owner for purposes of making distributions which are required to be made upon the death of the Contract Owner. If there is a change in the primary Annuitant, such change shall be treated as the death of the Contract Owner.

 2. OTHER CONTRACT OWNERS (NATURAL PERSONS).

    A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

20                                               HARTFORD LIFE INSURANCE COMPANY
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    The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

   A. DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract."


iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. , below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."


iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

   B. DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

    Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

iii. Generally, nonperiodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

 C. AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.


    Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same Contract Owner within the same calendar year (other than certain contracts held in connection with a tax-qualified retirement arrangement) will be treated as one annuity Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new Contract for this purpose. Hartford believes that for any annuity subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated as withdrawals of income until all of the income from all such Contracts is withdrawn. As of the date of this Prospectus, there are no regulations interpreting this provision.


 D. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.

i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

HARTFORD LIFE INSURANCE COMPANY                                               21
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ii. The 10% penalty tax will not apply to the following distributions (exceptions vary based upon the precise plan involved):

    1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

    2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

    3.  Distributions attributable to a recipient's becoming disabled.

    4. A distribution that is part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's Beneficiary).

    5. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

   E. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.


    If the Contract was obtained by a tax-free exchange of a life insurance or annuity contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph 3.


   F. REQUIRED DISTRIBUTIONS

i.  Death of Contract Owner or Primary Annuitant

    Subject to the alternative election or spouse beneficiary provisions in ii or iii below:

    1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

    2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within 5 years after such death; and

    3.  If the Contract Owner is not an individual, then for purposes of 1. or
        2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.  Alternative Election to Satisfy Distribution
    Requirements

    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. The election and payments must begin within a year of the death.

iii. Spouse Beneficiary

    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her spouse, and the Annuitant or Contingent Annuitant is living, such spouse shall be treated as the Contract Owner of such portion for purposes of section i. above.

 3. DIVERSIFICATION REQUIREMENTS.

    Section 817 of the Code provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Contract is not treated as an annuity contract, the Contract Owner will be subject to income tax on the annual increases in cash value.

    The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining

22                                               HARTFORD LIFE INSURANCE COMPANY
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whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the Contract Owner must agree to pay the tax due for the period during which the diversification requirements were not met.


    Hartford monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. Hartford intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.


 4. OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.


    In order for a variable annuity contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner for tax purposes. The Internal Revenue Service ("IRS") has issued several rulings which discuss investor control. The IRS has ruled that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, could cause the contract owner to be treated as the owner of the assets for tax purposes.



    Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this Prospectus, no other such guidance has been issued. Further, Hartford does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Contract Owner could be considered the owner of the assets for tax purposes. Hartford reserves the right to modify the contracts, as necessary, to prevent Contract Owners from being considered the owners of the assets in the separate accounts.


---------------------------------------------------
  D. FEDERAL INCOME TAX WITHHOLDING


    The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, pursuant to Section 3405 of the Code. The application of this provision is summarized below:


 1. NON-PERIODIC DISTRIBUTIONS.


    The portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding unless the recipient elects not to have taxes withheld. If an election not to have taxes withheld is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. If the necessary election forms are not submitted to Hartford, Hartford will automatically withhold 10% of the taxable distribution.


 2. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
    YEAR).


    The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding as if the recipient were married claiming three exemptions, unless the recipient elects otherwise. A recipient may elect not to have income taxes withheld or to have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested.


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  E. GENERAL PROVISIONS AFFECTING
     TAX-QUALIFIED RETIREMENT PLANS


    The Contract may be used for a number of tax-qualified retirement plans. If the Contract is being purchased with respect to some form of tax-qualified retirement plan, please refer to Appendix I commencing on page 24 for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.


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  F. ANNUITY PURCHASES BY NONRESIDENT
    ALIENS AND FOREIGN CORPORATIONS

    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be

HARTFORD LIFE INSURANCE COMPANY                                               23
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subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to an annuity purchase.

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                                 MISCELLANEOUS

--------------------------------
                             HOW CONTRACTS ARE SOLD


    Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is a wholly-owned subsidiary of Hartford. The principal business address of HSD is the same as that of Hartford.



    The securities will be sold by salesperson of HSD who represent Hartford as insurance and variable annuity agents and who are registered representatives of Broker-Dealers who have entered into distribution agreements with HSD.



    HSD is registered with the Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc.



    Commissions will be paid by Hartford and will not be more than 6% of Premium Payments. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation.


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                           LEGAL MATTERS AND EXPERTS


    There are no material legal proceedings pending to which the Separate Account is a party.



    Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Lynda Godkin, General Counsel, Hartford Life Insurance Companies, P.O. Box 2999, Hartford, Connecticut 06104-2999.



    The audited consolidated financial statements and financial statement schedules included in this Prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to said report on the consolidated financial statements of Hartford Life Insurance Company (the Depositor), which includes an explanatory paragraph with respect to the change in method of accounting for debt and equity securities as of January 1, 1994, as discussed in Note 2 of Notes to Consolidated Financial Statements. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.


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                             ADDITIONAL INFORMATION

    Inquiries will be answered by calling your representative or by writing:


Hartford Life Insurance Company
Attn: Individual Annuity Services
P.O. Box 5085
Hartford, Connecticut 06102-5085.
Telephone: (800) 862-6668 (Contract Owners)
          (800) 862-7155 (Investment Representatives)